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                             EXHIBIT NO. (8)(d)(1)

                  AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT
                             (FRANKLIN TEMPLETON)
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                            Amendment No. 2 to the
                            Participation Agreement
             Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
                      Transamerica Life Insurance Company

     This Amendment No. 2 is incorporated in and made a part of the Participation Agreement (the "Agreement") made as of the 1st day of May, 2000, by and among Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter"), and Transamerica Life Insurance Company (the "Company"). All terms used that are not defined in this Amendment shall have the same meanings as the same terms used in the Agreement.

     1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  Schedule B
                            Accounts of the Company


1. Name:                             Retirement Builder Variable Annuity Account
   Date Established:                 March 29, 1996
   SEC Registration Number:          811-07689

2. Name:                             Separate Account VA I
   Date Established:                 May 15, 2000
   SEC Registration Number:          811-10147

3. Name:                             Separate Account VA K
   Date Established:                 July 10, 2001
   SEC Registration Number:          811-10617


     2. Schedule C of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  Schedule C
 Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance Products Trust     Investment Adviser
----------------------------------------------------     ------------------
Templeton Global Asset Allocation Fund Class 2           Templeton Investment Counsel LLC
Templeton Foreign Securities Fund Class 2                Templeton Investment Counsel LLC
Franklin Small Cap Fund Class 2                          Franklin Advisers, Inc.
Franklin Growth and Income Fund Class 2                  Franklin Advisers, Inc.
Franklin Income Fund Class 2                             Franklin Advisers, Inc.
Templeton Developing Markets Securities Fund Class 2     Templeton Asset Management Ltd.
Mutual Shares Securities Fund Class 2                    Franklin Mutual Advisers, LLC

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     3.   Schedule D of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  Schedule D
                           Contracts of the Company

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                                      Contract 1                     Contract 2
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
Contract/Product Name              Portfolio Select               Principal-Plus                    Retirement Income Builder
                                   Variable Annuity               Variable Annuity                  III Variable Annuity
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Registered (Y/N)                   Yes                            Yes                               Yes
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SEC Registration                   333-07509                      333-46594                         333-76230
Number

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Representative Form                AV288 101 95 796               AV288 101 95 796                  AV721 101 149 1001
Numbers                            (may vary by state)            (may vary by state)               (may vary by state)

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Separate Account Name /            Retirement Builder Variable    Separate Account VA I             Separate Account VA I
Date Established                   Annuity Account                                                  July 10, 2001

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SEC Registration                   811-07689                      811-10147                         811-10617
Number
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Portfolios and Classes -           Franklin Small Cap Fund        Franklin Growth and Income        Franklin Small Cap Fund
Adviser                            Class 2 - Franklin             Fund Class 2 - Franklin           Class 2 - Franklin
                                   Advisers, Inc.                 Advisers, Inc.                    Advisers, Inc.

                                   Templeton Global Asset         Franklin Income Fund Class        Mutual Shares Securities
                                   Allocation Fund Class 2 -      2 - Franklin                      Fund Class 2 - Franklin
                                   Templeton Investment           Advisers, Inc.                    Mutual Advisers, LLC
                                   Counsel LLC
                                                                  Franklin Small Cap Fund           Templeton Foreign
                                   Templeton Foreign              Class 2 - Franklin                Securities Fund Class 2 -
                                   Securities Fund Class 2 -      Advisers, Inc.                    Templeton Investment
                                   Templeton Investment                                             Counsel LLC
                                   Counsel LLC                    Templeton Foreign
                                                                  Securities Fund Class 2 -
                                   Templeton Developing           Templeton Investment
                                   Markets Securities Fund        Counsel LLC
                                   Class 2 - Templeton Asset
                                   Management Ltd.
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
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     4.   Schedule E of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  Schedule E
                Other Portfolios Available under the Contracts

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                                          Portfolio Select Variable Annuity(SM)
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
AIM Variable Insurance Funds                                  Oppenheimer Variable Account Funds
AIM V.I. Capital Appreciation Fund                            Oppenheimer Capital Appreciation Fund/VA
AIM V.I. Growth and Income Fund                               Oppenheimer Main Street Growth & Income Fund/VA
AIM V.I. International Equity Fund                            Oppenheimer Multiple Strategies Fund/VA
AIM V.I. Value Fund                                           Oppenheimer Strategic Bond Fund/VA
AIM V.I. Dent Demographic Trends Fund
                                                              Putnam Variable Trust - Class IB Shares
Alliance Variable Products Series                             Putnam VT Global Growth Fund
Fund, Inc. - Class B                                          Putnam VT Growth and Income Fund
Alliance Premier Growth Portfolio                             Putnam VT Growth Opportunities Fund
Alliance Technology Portfolio                                 Putnam VT Money Market Fund
                                                              Putnam VT New Value Fund
Davis Variable Account Fund, Inc.
Davis Value Portfolio                                         Variable Insurance Products Fund
                                                              (VIP) - Service Class
Evergreen Variable Trust                                      Fidelity - VIP High Income Portfolio
Evergreen VA Fund
Evergreen VA Foundation Fund                                  Variable Insurance Products Fund
Evergreen VA Global Leaders Fund                              (VIP) - Service Class 2
Evergreen VA Growth and Income Fund                           Fidelity - VIP Equity-Income Portfolio
Evergreen VA Blue Chip Fund                                   Fidelity - VIP Growth Portfolio
Evergreen VA International Growth Fund
Evergreen VA Omega Fund                                       Variable Insurance Products Fund II
Evergreen VA Capital Growth Fund                              (VIP II) - Initial Class
Evergreen VA Growth Fund                                      Fidelity - VIP II Index 500 Portfolio
Evergreen VA High Income Fund                                 Fidelity - VIP II Investment Grade Bond Portfolio

Federated Insurance Series                                    Variable Insurance Products Fund III
Federated American Leaders Fund II                            (VIP III) - Service Class
Federated High Income Bond Fund II                            Fidelity - VIP III Growth Opportunities Portfolio

MFS(R) Variable Insurance Trust(SM)
MFS Emerging Growth Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series
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
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
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                                             Principal-Plus Variable Annuity
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
AIM Variable Insurance Funds - Series II Shares               Oppenheimer Variable Account
AIM V.I. Blue Chip Fund                                       Funds - Service Shares
AIM V.I. Capital Appreciation Fund                            Oppenheimer Capital Appreciation Fund/VA
AIM V.I. Value Fund                                           Oppenheimer Global Securities Fund/VA
                                                              Oppenheimer Main Street Growth & Income Fund/VA
Federated Insurance Series
Federated Prime Money Fund II                                 Putnam Variable Trust - Class IB Shares
                                                              Putnam VT Diversified Income Fund
First American Insurance                                      Putnam VT Growth and Income Fund
Portfolios, Inc. -  Class IB Shares                           Putnam VT Income Fund
First American Large Cap Growth Portfolio                     Putnam VT Investors Fund
First American Mid Cap Growth Portfolio                       Putnam VT New Value Fund
First American Small Cap Growth Portfolio                     Putnam VT The George Putnam Fund of Boston
First American Technology Portfolio

MFS(R) Variable Insurance Trust(SM) - Service Shares
MFS Investors Growth Stock Series
MFS Research Series
MFS Total Return Series
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
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
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                                      Retirement Income Builder III Variable Annuity
-------------------------------------------------------------------------------------------------------------------------
AEGON/Transamerica Series Fund, Inc.                         MFS(R) Variable Insurance Trust(SM) - Service Class
Aggressive Asset Allocation Fund                             MFS Emerging Growth Series
Conservative Asset Allocation Fund                           MFS Research Series
Moderate Asset Allocation Fund                               MFS Total Return Series
Moderately Aggressive Asset Allocation Fund                  MFS Utilities Series
AEGON Bond
Dreyfus Mid Cap                                              Nations Separate Account Trust
Dreyfus Small Cap Value                                      Nations High Yield Bond Portfolio
Federated Growth & Income                                    Nations International Value Portfolio
Janus Growth                                                 Nations Marsico Growth Portfolio
Jennison Growth                                              Nations Marsico Focused Equities Portfolio
MFS High Yield                                               Nations Marsico International Opportunities Portfolio
PIMCO Total Return                                           Nations Marsico 21/st/ Century Portfolio
Third Avenue Value                                           Nations MidCap Growth Portfolio
T. Rowe Price Equity Income
T. Rowe Price Small Cap                                      Oppenheimer Variable Account Funds -
Transamerica Growth                                          Service Shares
Transamerica Money Market                                    Oppenheimer Capital Appreciation Fund/VA
Van Kampen Emerging Growth                                   Oppenheimer Main Street Growth & Income Fund/VA
                                                             Oppenheimer Strategic Bond Fund/VA
AIM Variable Insurance Funds - Series II
AIM V.I. Capital Appreciation Fund                           Putnam Variable Trust - Class IB Shares
AIM V.I. Core Equity Fund                                    Putnam VT Growth and Income Fund
AIM V.I. Premier Equity Fund                                 Putnam VT Research Fund

Alliance Variable Products Series Fund, Inc. -               Variable Insurance Products Fund (VIP) -
Class B                                                      Service Class 2
Alliance Premier Growth Portfolio                            Fidelity - VIP Equity-Income Portfolio
Alliance Technology Portfolio                                Fidelity - VIP Growth Portfolio

Janus Aspen Series - Service Shares                          Variable Insurance Products Fund III (VIP III) - Service
Janus Aspen - Worldwide Growth Portfolio                     Class 2
                                                             Fidelity - VIP III Growth Opportunities Portfolio
                                                             Fidelity - VIP III Mid Cap Portfolio

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
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   5.   Schedule F of the Agreement is hereby amended and the following two sections are replaced as follows:

                                  Schedule F
                               Rule 12b-1 Plans


Portfolio Name                                       Maximum Annual Payment Rate
--------------                                       ---------------------------

Franklin Growth and Income Fund                      0.25%
Franklin Income Fund                                 0.25%
Franklin Small Cap Fund                              0.25%
Templeton Global Asset Allocation Fund               0.25%
Templeton Foreign Securities Fund                    0.25%
Templeton Developing Markets Securities Fund         0.25%
Mutual Shares Securities Fund                        0.25%



   IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement as of May 1, 2002:


   The Company:             Transamerica Life Insurance Company

                            By:____________________________________
                            Name:  Larry N. Norman
                            Title: President


   The Trust:               Franklin Templeton Variable Insurance Products Trust
   Only on behalf of each
   Portfolio listed on
   Schedule C hereof.       By:____________________________________
                            Name:
                            Title:


   The Underwriter:         Franklin Templeton Distributors, Inc.

                            By:____________________________________
                            Name:
                            Title: